                              GARTMORE MUTUAL FUNDS

                      Gartmore Mid Cap Growth Leaders Fund
                        Gartmore Nationwide Leaders Fund
                         Gartmore Small Cap Leaders Fund
                        Gartmore U.S. Growth Leaders Fund
                         Gartmore Worldwide Leaders Fund

                    Supplement dated September 7, 2006 to the
                       Prospectus dated February 28, 2006

Capitalized  terms and  certain  other  terms  used in this  supplement,  unless otherwise defined in this supplement,  have the meanings assigned to them in the
Prospectus.

1.   The second sentence in the first paragraph in the section titled "Principal
     Strategies"   under   "Gartmore  U.S.   Growth  Leaders  Fund  Summary  and
     Performance" on page 17 is restated as follows:

     The Fund  typically  focuses  its  investments  in a core group of 25 to 35 common stocks of companies of any size whose  earnings are expected to grow faster than those of other companies in the market.

                  INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH
                      THE PROSPECTUS FOR FUTURE REFERENCE.

     PS-LDRS-1    9/06